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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: JANUARY 16, 2004
                        (Date of earliest event reported)

                               CRITICAL PATH, INC.

                              --------------------
             (Exact name of registrant as specified in its charter)

      CALIFORNIA               000-25331               91-1788300
  -----------------        ----------------         -----------------
   (State or Other          (Commission File        (I.R.S. Employer
   Jurisdiction of               Number)             Identification
    Incorporation)                                      Number)

350 THE EMBARCADERO, SAN
      FRANCISCO, CA                                        94105
------------------------                                  --------
  (Address of principal                                  (Zip Code)
   executive offices)


                                 (415) 541-2500
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

        Effective January 16, 2004, Critical Path, Inc. (the "Company") and Computershare Trust Company, Inc. ("Computershare") amended ("Amendment No. 3") the Preferred Stock Rights Agreement dated as of March 19, 2001 between the Company and Computershare, as Rights Agent, as amended by Amendment No. 1, dated as of November 6, 2001 ("Amendment No. 1"), and by Amendment No. 2, dated as of November 18, 2003 ("Amendment No. 2") (collectively, the "Rights Agreement"). The following paragraphs summarize the principal amendments to the Rights Agreement as effectuated by Amendment No. 1, Amendment No. 2 and Amendment No.
3. Capitalized terms not defined herein have the meanings as set forth in the Rights Agreement.

        1. Under Amendment No. 1, the definition of Acquiring Person was revised to exclude General Atlantic Partners 74, L.P., GAP Coinvestment Partners II, L.P., and GapStar, LLC (referred to collectively with their respective Affiliates and Associates as "GAP"), Vectis CP Holdings, LLC (referred to collectively with their respective Affiliates and Associates as "Vectis") and Cenwell Limited and Campina Enterprises Limited (referred to collectively with their respective Affiliates and Associates as "Cenwell") as a result of the execution of that certain Stock and Warrant Purchase Agreement, dated November 8, 2001, among the Company and the "Purchasers" named therein (the "Stock and Warrant Agreement") or as a result of any of the transactions contemplated by the Stock and Warrant Agreement.

        2. Under Amendment No. 2, the definition of Acquiring Person was revised to exclude Cenwell, Great Affluent Limited, Lion Cosmos Limited and Dragonfield Limited (referred to collectively with respective Affiliates and Associates and together with Cenwell, the "Cenwell Group"), GAP and Vectis as a result of the execution of that certain Convertible Note Purchase and Exchange Agreement, dated November 18, 2003, among the Company, GAP and the Cenwell Group (the "Note Exchange Agreement") or as a result of any of the transactions contemplated by the Note Exchange Agreement.

        3. Under Amendment No. 3, the definition of Acquiring Person was revised to exclude Permal U.S. Opportunities Limited, Zaxis Equity Neutral, L.P., Zaxis Institutional Partners, L.P., Zaxis Offshore Limited and Zaxis Partners, L.P., (referred to collectively with their Affiliates and Associates as "Apex") as a result of the execution of the Convertible Note Purchase Agreement, dated January 16, 2004, among the Company, Apex and Passport Master Fund, L.P. (the "Note Purchase Agreement") or as a result of any of the transactions contemplated by the Note Purchase Agreement.



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ITEM 7 Financial Statements and Exhibits.

        (c)    Exhibits.

        4.1 Preferred Stock Rights Agreement dated as of March 19, 2001 between Critical Path, Inc. and Computershare Trust Company, Inc., including the Certificate of Determination, the form of Rights Certificate and the Summary of Rights attached thereto as Exhibits A, B and C, respectively (filed as Exhibit 4.5 to the Company's Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

        4.2 Amendment No. 1 to Preferred Stock Rights Agreement dated as of November 6, 2001 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.2 to Amendment No. 1 to the Company's Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

        4.3 Amendment No. 2 to Preferred Stock Rights Agreement dated as of November 18, 2003 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.3 to Amendment No. 1 to the Company's Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

        4.4 Amendment No. 3 to Preferred Stock Rights Agreement dated as of January 16, 2004 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.4 to Amendment No. 1 to the Company's Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).







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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated:  January 20, 2004


                                 CRITICAL PATH, INC.


                                 By /s/ WILLIAM M. SMARTT
                                    ---------------------
                                    Name: William M. Smartt
                                    Title: Executive Vice President and Chief
                                    Financial Officer

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                                INDEX TO EXHIBITS

       Exhibit
       Number   Exhibit
       ------   -------
        4.1     Preferred Stock Rights Agreement dated as of March 19, 2001 between Critical Path, Inc. and Computershare Trust Company,
                Inc., including the Certificate of Determination, the form of
                Rights Certificate and the Summary of Rights attached thereto as
                Exhibits A, B and C, respectively (filed as Exhibit 4.5 to the
                Company's Registration Statement on Form 8-A (File No.
                000-25331) and incorporated herein by reference).

        4.2     Amendment No. 1 to Preferred Stock Rights Agreement dated as of
                November 6, 2001 between Critical Path, Inc. and Computershare
                Trust Company, Inc., as Rights Agent (filed as Exhibit 4.2 to
                Amendment No. 1 to the Company's Registration Statement on Form
                8-A (File No. 000-25331) and incorporated herein by reference).

        4.3     Amendment No. 2 to Preferred Stock Rights Agreement dated as of
                November 18, 2003 between Critical Path, Inc. and Computershare
                Trust Company, Inc., as Rights Agent (filed as Exhibit 4.3 to
                Amendment No. 1 to the Company's Registration Statement on Form
                8-A (File No. 000-25331) and incorporated herein by reference).

        4.4     Amendment No. 3 to Preferred Stock Rights Agreement dated as of
                January 16, 2004 between Critical Path, Inc. and Computershare
                Trust Company, Inc., as Rights Agent (filed as Exhibit 4.4 to
                Amendment No. 1 to the Company's Registration Statement on Form
                8-A (File No. 000-25331) and incorporated herein by reference).